Exhibit 10.49

BURLINGTON HOLDINGS, INC.

2006 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH HEREIN AND IN THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT AMONG BURLINGTON STORES, INC. AND CERTAIN INVESTORS AND MANAGERS, DATED AS OF MARCH 13, 2014 (THE “STOCKHOLDERS AGREEMENT”). THIS OPTION AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION CONSTITUTE “MANAGEMENT SHARES” AS DEFINED THEREIN.

BURLINGTON STORES, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

This agreement evidences a stock option granted by Burlington Stores, Inc. (formerly Burlington Holdings, Inc.), a Delaware corporation (the “Company”), to the undersigned (the “Employee”), pursuant to, and subject to the terms of the Burlington Holdings, Inc. 2006 Management Incentive Plan (as amended and restated, the “Plan”), which is incorporated herein by reference and of which the Employee hereby acknowledges receipt. For the purpose of this Agreement, the “Grant Date” shall mean                     . Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

1. Grant of Option. This agreement evidences the grant by the Company on the Grant Date to the Employee of an option to purchase (the “Option”), in whole or in part, on the terms provided herein and in the Plan, the following shares of Common Stock of the Company (the “Shares”) as set forth below.

                     shares of Common Stock (the “Options”), subject to adjustment as provided in the Plan.

The Option evidenced by this agreement is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (the “Code”).

2. Vesting and Exercisability.

(a)	Vesting of Options. Except as otherwise specifically provided herein, the Options shall vest according to the following schedule:

(i)	25% on the first anniversary of the Grant Date;

(ii)	25% on the second anniversary of the Grant Date;

(iii)	25% on the third anniversary of the Grant Date; and

(iv)	25% on the fourth anniversary of the Grant Date.

All	Options shall become exercisable in the event of a Change of Control (as defined herein).

(b)	Exercisability of Option. Subject to the terms of the Plan, Options may be exercised in whole or in part at any time following such time as such Option vests. The latest date on which an Option may be exercised (the “Final Exercise Date”) is the date which is the tenth anniversary of the Grant Date, subject to earlier termination in accordance with the terms and provisions of the Plan and this Agreement.

3. Exercise of Option. Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Employee or by his or her executor or administrator or by the person or persons to whom this Option is transferred by will or the applicable laws of descent and distribution (the “Legal Representative”), and made pursuant to and in accordance with the terms and conditions set forth in the Plan.

4. Cessation of Employment. Unless the Administrator determines otherwise, the following will apply if the Employee’s Employment ceases:

(a)	Options that have not vested will terminate immediately; and

(b)	Subject to the terms of Section 6(a)(3) of the Plan, the vested Options will remain exercisable for the shorter of (i) a period of 60 days from the date such Employee’s Employment ceases, (ii) 365 days from the date such Employee’s Employment ceases in the case of cessation of Employment as a result of Employee’s death or Disability or (iii) the period ending on the Final Exercise Date, and will thereupon terminate.

5. Share Restrictions, etc. The Employee’s rights with respect to the Option and shares of Stock issued upon exercise of the Option are subject to the restrictions and other provisions contained in the Plan and the Stockholders Agreement in addition to such other restrictions, if any, as may be imposed by law. In the event of a conflict between the Plan and the Stockholders Agreement, the Stockholders Agreement shall control.

6. Legends, Retention of Shares, etc. Shares of Common Stock issued upon exercise of the Option shall bear such legends as are required by the Stockholders Agreement and as may be determined by the Administrator prior to issuance. Unvested Shares purchased by the Employee upon an exercise of the Option may be retained by the Company until such Shares vest.

7. Transfer of Option. This Option is not transferable by the Employee other than in accordance with the Stockholders Agreement.

8. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option shall give the Employee any right to be retained in the employ of the Company or its Affiliates, affect the right of the Company or its Affiliates to discharge or discipline the Employee at any time or affect any right of Employee to terminate his employment at any time.

9. Certain Important Tax Matters. The Employee expressly acknowledges that the Employee’s rights hereunder, including the right to be issued Shares upon exercise of Options, are subject to the Employee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Employee also authorizes the Company or its subsidiaries to withhold such amount from any amounts otherwise owed to the Employee.

10. Provisions of the Plan. This Option is subject in its entirety to the provisions of the Plan, which are incorporated herein by reference. A copy of the Plan as in effect on the date of the grant of this Option has been furnished to the Employee. By exercising all or any part of this Option, the Employee agrees to be bound by the terms of the Plan and this Option. In the event of any conflict between the terms of this Option and the Plan, the terms of this Option shall control.

11. General. For purposes of this Option and any determinations to be made by the Administrator hereunder, the determinations by the Administrator shall be binding upon the Employee and any transferee.

Furthermore, by acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a Manager (and to the extent the undersigned is not already a party thereto, the undersigned shall execute a joinder thereto in form and substance acceptable to the Company). The Option and shares of Stock issued upon exercise of the Option will be treated as Management Shares under the Stockholders Agreement.

12. Definitions. The following terms have the following meanings:

“Change of Control” shall mean the occurrence of (a) any consolidation or merger of the Company with or into any other corporation or other Person, or any other corporate reorganization or transaction (including the acquisition of capital stock of the Company), whether or not the Company is a party thereto, in which the stockholders of the Company immediately prior to such consolidation, merger, reorganization or transaction, own capital stock either (i) representing directly, or indirectly through one or more entities, less than fifty percent (50%) of the economic interests in or voting power of the Company or other surviving entity immediately after such consolidation, merger, reorganization or transaction or (ii) that does not directly, or indirectly through one or more entities, have the power to elect a majority of the entire board of directors of the Company or other surviving entity immediately after such consolidation, merger, reorganization or transaction, (b) any transaction or series of related transactions, whether or not the Company is a party thereto, after giving effect to which in excess of fifty percent (50%) of the Company’s voting power is owned directly, or indirectly through one or more entities, by any Person and its “affiliates” or “associates” (as such terms are defined in the rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect from time to time), other than the Investors and their respective Affiliated Funds, excluding, in any case referred to in clause (a) or (b) any bona fide primary or secondary public offering; or (c) a sale, lease or other disposition of all or substantially all of the assets of the Company.

“Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Investors” shall mean Bain Capital Fund IX, L.P., Bain Capital Integral Investors, LLC, BCIP TCV, and LLC, BCIP Associates - G.

“Affiliated Fund” shall mean each corporation, trust, limited liability company, general or limited partnership or other entity under common control with any Investor or that receives investment advice from the investment adviser to any Investor or an investment adviser affiliated with such investment adviser.

IN WITNESS WHEREOF, the undersigned Company and Employee each have executed this Non-Qualified Stock Option Agreement as of the date indicated below.

THE COMPANY:	BURLINGTON STORES, INC.

By:
Name:
Title:
Date:

The Employee:

Name:
Date: